EXHIBIT 99.1




                            RESIGNATION AS A DIRECTOR
                                       OF
                       ENVISION SOLAR INTERNATIONAL, INC.
                              A Nevada Corporation

         Effective March 4, 2015, I hereby resign as a director of Envision Solar International, Inc., a Nevada corporation, as a result of a requirement of my current employer. I have enjoyed my tenure on the Board and remain available to consult with the company and to support the execution of its business plan.


                                              /s/ Jack Schneider
                                              ----------------------------------
                                              Jack Schneider, resigning Director